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                                                                    EXHIBIT 10.5


                              AMENDMENT NUMBER ONE
                                     TO THE
                SUPERIOR TELECOM INC. DEFERRED STOCK ACCOUNT PLAN


         WHEREAS, Superior TeleCom Inc. (the "Company") maintains the Superior TeleCom Inc. Deferred Stock Account Plan (the "Plan");

         WHEREAS, pursuant to Article XIV of the Plan, the Company may at any time amend the Plan; and

         WHEREAS, the Company desires to amend the Plan effective as of January 1, 2001.

         NOW, THEREFORE, pursuant to Article XIV of the Plan, the Plan is hereby amended, effective as of January 1, 2001, as follows:

                 1. Article VI of the Plan is amended by adding the following language at the end thereof:

                      "Notwithstanding the foregoing, the Employer shall not make a Matching Contribution with respect to any deferral made pursuant to Section 5.1(a) in connection with (x) any Bonus paid by the Employer to an Eligible Employee during the period commencing on January 1, 2001 and ending on December 31, 2001 or (y) any Eligible Stock Option granted to the Eligible Employee during the period commencing on January 1, 2001 and ending on December 31, 2001."